SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:



[ X ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)) [ ] Definitive Proxy Statement

[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                 Hibernia Funds
                (Name of Registrant as Specified In Its Charter)
                            Federated Investors, Inc.
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[   ]    Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                           PRELIMINARY PROXY STATEMENT


                                 HIBERNIA FUNDS
                       Hibernia Capital Appreciation Fund
                    Hibernia Louisiana Municipal Income Fund
                          Hibernia Mid Cap Equity Fund
                         Hibernia Total Return Bond Fund
                      Hibernia U.S. Government Income Fund
                           Hibernia Cash Reserve Fund
                    Hibernia U.S. Treasury Money Market Fund


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 13, 1999

         A Special Meeting of the shareholders of Hibernia Capital Appreciation Fund, Hibernia Louisiana Municipal Income Fund, Hibernia Mid Cap Equity Fund, Hibernia Total Return Bond Fund, Hibernia U.S. Government Income Fund, Hibernia Cash Reserve Fund, and Hibernia U.S. Treasury Money Market Fund (the "Funds"), portfolios of the Hibernia Funds (the "Trust"), will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 10:00 a.m. (Eastern time), on September 13, 1999 for the following purposes:


                     (1)   To elect two Trustees.

                      (2) To make changes to the Funds' fundamental investment policies:

(a) To amend the Funds' fundamental investment policies regarding diversification
                                    (Louisiana Municipal Income Fund is a
                                    non-diversified fund, therefore its
                                    shareholders will not vote on this
                                    Proposal.);

                    ((b) To amend the  Funds'  fundamental  investment  policies
                         regarding    borrowing   money   and   issuing   senior
                         securities;

                    (c) To amend the Funds' fundamental investment policies regarding investments in real estate;

                    (d) To amend the Funds' fundamental investment policies regarding investing in commodities;

                    (e) To amend the Funds' fundamental investment policies regarding underwriting securities;

                    (f) To amend the Funds' fundamental investment policies regarding lending by the Funds;

                           (g) To amend, and to make non-fundamental, the Funds' (except U.S. Treasury Money Market
                                    Fund) fundamental investment policies
                                    regarding buying securities on margin;

                           (h) To amend, and to make non-fundamental, the Funds' (except U.S. Treasury Money Market
                                    Fund) fundamental investment policies
                                    regarding pledging assets;

                           (i) To amend, and to make non-fundamental, the Louisiana Municipal Income Fund's fundamental investment policy regarding investing in restricted securities (Only shareholders of Louisiana Municipal Income Fund are entitled to vote on this Proposal.); and

                           (j) To amend, and to make non-fundamental, Cash Reserve Fund's fundamental investment policy regarding acquiring securities (Only shareholders of Cash Reserve Fund are entitled to vote on this Proposal.).

                     (3) To eliminate certain of the Funds' fundamental investment policies:

                    (a)  To remove the Funds' (except U.S. Treasury Money Market
                         Fund)  fundamental   investment   policies  on  selling
                         securities short; and

                    ((b) To remove the Capital  Appreciation  Fund's,  Louisiana
                         Municipal Income Fund's and U.S. Government Income Fund's fundamental investment policies on investing in oil, gas, and minerals. (Only shareholders of the Capital Appreciation Fund, Louisiana Municipal Income Fund and U.S. Government Income Fund are entitled to vote on this Proposal.)


                           To transact such other business as may properly come
before the meeting or any adjournment thereof.

The Board of Trustees has fixed August 16, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                By Order of the Board of Trustees,



                                Peter J. Germain
                                Secretary





August 27, 1999





YOU CAN HELP THE TRUST AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE SPECIAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

4




                                TABLE OF CONTENTS



About the Proxy Solicitation and the Meeting................................5

Election of Two Trustees....................................................5

Approval of Changes to the Funds' Fundamental Investment Policies...........8

Approval of the Elimination of Certain Fundamental Investment Policies ....20

Information About the Trust................................................22

Proxies, Quorum and Voting at the Meeting..................................22

Share Ownership............................................................23

Trustee Compensation.......................................................23

Officers of the Trust......................................................25

Other Matters and Discretion of Attorneys Named in the Proxy...............27

17





                           PRELIMINARY PROXY STATEMENT


                                 HIBERNIA FUNDS
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7010


About the Proxy Solicitation and the Meeting

         The enclosed proxy is solicited on behalf of the Board of Trustees of the Trust (the "Board" or "Trustees"). The proxies will be voted at the special meeting of shareholders of the Funds, portfolios of the Trust, to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, at 10:00 a.m. (such special meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Trust. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Trust or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Trust may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

         The Board has reviewed the recommended changes to the investment policies of the Funds and approved them, subject to shareholder approval. The purposes of the Meeting are set forth in the accompanying Notice. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy cards are expected to be mailed on or about August 27, 1999, to shareholders of record at the close of business on August 16, 1999 (the "Record Date"). On the Record Date, the Funds had outstanding ___________________ shares of beneficial interest.

         The Funds' annual reports, which include audited financial statements for the fiscal year ended August 31, 1998, and semi-annual reports, dated February 28, 1999, which include unaudited financial statements, were previously mailed to shareholders. The Trust's principal executive offices are located at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010. The Trust's toll-free telephone number is 1-800-999-0124.


                      PROPOSAL 1: ELECTION OF TWO TRUSTEES

     The persons named as proxies intend to vote in favor of the election of Edward C. Gonzales and Arthur Rhew Dooley, Jr. (collectively, the "Nominees") as Trustees of the Trust. Mr. Gonzales is presently serving as a Trustee of the Trust. Mr. Gonzales was appointed to the Board on September 23, 1991 and presently serves as President, Treasurer, and a Trustee of the Trust. If elected by shareholders, Mr. Dooley is expected to assume his responsibilities as Trustee effective September 14, 1999. Please see "About the Election of Trustees" below for current information about the Nominees.

         The Nominees have consented to serve if elected. If elected, the Trustees will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Trustees and the election and qualification of their successors. Election of a Trustee is by a plurality vote, which means that the individuals receiving the greatest number of votes at the Meeting will be deemed to be elected.

         If a Nominee for election as a Trustee named above shall by reason of death or for any other reason become unavailable as a candidate at the Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Meeting. Any such substitute candidate for election as a Trustee who is an "interested person" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Trust shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Trustee who is not an "interested person" shall be made by a majority of the Trustees who are not "interested persons" of the Trust. The Board has no reason to believe that any Nominee will become unavailable for election as a Trustee.

                      THE BOARD OF TRUSTEES RECOMMENDS THAT
             SHAREHOLDERS VOTE TO ELECT AS TRUSTEES THE NOMINEES FOR
                 ELECTION TO THE BOARD OF TRUSTEES OF THE TRUST


About the Election of Trustees

         When elected, the Trustees will hold office during the lifetime of the Trust except that: (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Trustees; (d) each Trustee shall retire in accordance with the retirement policy adopted by the Board; and (e) a Trustee may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall exist for any reason, the remaining Trustees will fill such vacancy by appointment of another Trustee. The Trustees will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Trustees then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Trustees holding office have been elected by the shareholders, the Trustees then in office will call a shareholders' meeting for the purpose of electing Trustees to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Trustees.

         Set forth below is a listing of: (i) the Trustee standing for election, and (ii) the Nominee standing for election who is not presently serving as a Trustee, along with their addresses, birthdates, present positions with the Trust, if applicable, and principal occupations during the past five years:


Trustee Standing for Election

Edward C. Gonzales
Birth Date: October 22, 1930
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA

President, Treasurer, and Trustee

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Investment Counseling, Federated Global Investment Management Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.


Nominee Standing for Election

Arthur Rhew Dooley, Jr.
====================

Birthdate:

Positions for the past five years to come

                        APPROVAL OF CHANGES TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

Introduction

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Trust to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Funds' investment adviser.

         After the Trust was formed in 1988, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Funds are subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Trustees have authorized the submission to the Funds' shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Funds' fundamental policies.

         The proposed amendments would:

     (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

     (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Trustees believe that the Trust would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage the Funds' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the     Board of Trustees and shareholders          Board of Trustees
policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Trustees

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Trustees

         The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Funds as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Meeting" below.)

Description of Proposed Changes

         The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Funds to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect a Fund's investment objective. Although the proposed changes in fundamental policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board of Trustees of the Trust does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in each of the Funds. Nor does the Board of Trustees anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Funds are managed.

         The following is the text and a summary description of the proposed changes to the Funds' fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Trustees at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if a Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL 2: APPROVAL OF AMENDMENTS TO THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

            PROPOSAL 2(a): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                       POLICIES REGARDING DIVERSIFICATION

         Under the 1940 Act, the Funds' policies relating to the diversification of their investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Funds' (except Louisiana Municipal Income Fund) present policies regarding diversification state:

         "With respect to 75% of the value of its total assets, Capital Appreciation Fund and Mid Cap Equity Fund will not purchase securities of any one issuer, except cash and cash items and securities issued or guaranteed by the government of the United States or its agencies or instrumentalities, if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

         Capital Appreciation Fund and Mid Cap Equity Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

         With respect to 75% of the value of Total Return Bond Fund's total assets, the Fund will not invest more than 5% of the value of its total assets in any one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations). The Fund will not acquire more than 10% of the outstanding voting securities of any one issuer.

         Cash Reserve Fund will not purchase securities issued by any one issuer having a value of more than 5% of the value of its total assets except cash or cash items, repurchase agreements, and U.S. government obligations.

         With respect to securities comprising 75% of the value of its total assets, U.S. Treasury Money Market Fund will not purchase securities of any one issuer (other than cash, cash items or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by U.S. Treasury securities) if as a result more than 5% of the value of its total assets would be invested in the securities of that issuer.

         (For purposes of the foregoing limitations, the Funds consider instruments issued by a U.S. branch of a domestic bank having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items.")"

         In order to afford the Funds' investment adviser maximum flexibility in managing the Funds' assets, the Trustees propose to amend the Funds' diversification policies to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or "Commission") general definition of diversification. The new policy would specifically add securities of other investment companies to the list of issuers which are excluded from the 5% limitation.

         Upon approval of the Funds' shareholders, the fundamental investment policy governing diversification will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, a Fund (except Louisiana Municipal Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund) will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

In 1996, the SEC amended Rule 2a-7, under the 1940 Act, which governs the operations of money market funds. The amendments established specific diversification requirements for money market funds which are more restrictive than, and supersede, the Funds' current policies. Since the Cash Reserve Fund and U.S. Treasury Money Market Fund are money market funds which rely on amortized cost valuation of their portfolio securities to attempt to maintain a $1.00 net asset value, they have complied with the Rule 2a-7 diversification requirements since their adoption and intend to continue to comply with them. Therefore, the Trustees propose to remove the Funds' current diversification policies because they are obsolete in light of the requirements of Rule 2a-7 and follow the investment policy that the Funds will comply with Rule 2a-7.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


       PROPOSAL 2(b): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
             REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Funds to have a fundamental investment policy defining their ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting a Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of a Fund prior to the rights of shareholders.

         Shareholders of the Funds are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Funds' current policies state:

         "Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, U.S. Government Income Fund, and Cash Reserve Fund will not issue senior securities except that each Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its total assets (net assets in the case of U.S. Government Income Fund) including the amount borrowed. A Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolios securities is deemed to be inconvenient or disadvantageous. A Fund will not purchase any securities while any borrowings in excess of 5% of its total assets are outstanding. During the period any reverse repurchase agreements are outstanding, a Fund will restrict the purchase of portfolio securities to money market instruments maturing on or before the expiration date of the reverse repurchase agreements, but only to the extent necessary to assure completion of the reverse repurchase agreements. With respect to Cash Reserve Fund, if a percentage limit is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value of net assets will not result in a violation of such restriction.

         Total Return Bond Fund will not issue senior securities except that the Fund may borrow money and engage in reverse repurchase agreements in amounts up to one-third of the value of its net assets, including the amounts borrowed. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while borrowings in excess of 5% of its total assets are outstanding.

         U.S. Treasury Money Market Fund will not issue senior securities except that the Fund may borrow money in amounts up to one-third of the value of its total assets, including the amount borrowed. The Fund will not borrow money except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous."

Senior Securities-Generally. A "senior security" is an obligation of an investment company with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits a fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, reverse repurchase agreements and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, a fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates a fund's ability to engage in leverage for these types of transactions.

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

         The borrowing restrictions of the Funds prohibits the purchase of any portfolio securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Funds, and would permit the Funds to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Funds do not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

         "A Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the Investment Company Act of 1940."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  2(c):  TO  AMEND  THE  FUNDS'  FUNDAMENTAL   INVESTMENT  POLICIES
REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Funds' policies concerning investments in real estate must be fundamental. The Funds currently have a fundamental investment policy prohibiting the purchase or sale of real estate. The current policies, however, allow the Funds (except U.S. Treasury Money Market Fund) to invest in companies that deal in real estate, or to invest in securities that are secured by real estate, and states:

         "Capital Appreciation Fund, Mid Cap Equity Fund and Louisiana Municipal Income Fund will not purchase or sell real estate although a Fund may invest in securities secured by real estate or interest in real estate or issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

         Total Return Bond and U.S. Government Income Fund will not buy or sell real estate, including limited partnership interests, although a Fund may invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.

         Cash Reserve Fund will not invest in real estate, except that it may purchase money market instruments issued by companies that invest in real estate or sponsor such interests.

U.S. Treasury Money Market Fund will not purchase or sell real estate, including limited partnership interests."

         The proposed fundamental investment policy will not permit the Funds to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable a Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate will state:

         "A Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


       PROPOSAL 2(d): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                       REGARDING INVESTING IN COMMODITIES

         Under the 1940 Act, the Funds' policies concerning investments in commodities must be fundamental. The Funds are currently subject to a fundamental restriction prohibiting the purchase or sale of commodities. Historically, the most common types of commodities available for investment or purchase have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. The Funds do not consider financial future contracts to be commodities for purposes of the policy set forth below. Upon shareholder approval, the fundamental investment policy governing investments in commodities will state:

         "A Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

            PROPOSAL 2(e): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING UNDERWRITING SECURITIES

         Under the 1940 Act, the Funds' policies relating to underwriting is required to be fundamental. The Funds currently are subject to fundamental investment policies prohibiting them from acting as an underwriter of the securities of other issuers, and states:

         "Capital Appreciation Fund, Louisiana Municipal Income Fund, and Mid Cap Equity Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the disposition of its portfolio securities.

         Total Return Bond Fund, U.S. Government Income Fund, and U.S. Treasury Money Market Fund will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objectives, policies, and limitations.

Cash Reserve Fund will not engage in underwriting of securities issued by others."

         A person or company generally is considered to be an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where a Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

         "A Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Funds' policies (except for Cash Reserve Fund). Rather, it reflects a restatement and is submitted to shareholders to comply with the 1940 Act's requirements.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

       PROPOSAL 2(f): TO AMEND THE FUNDS' FUNDAMENTAL INVESTMENT POLICIES
                                REGARDING LENDING

         Under the 1940 Act, the Funds' policies concerning lending must be fundamental. The Funds currently are subject to a fundamental investment restriction limiting their ability to make loans, which states:

         "Capital Appreciation Fund and Mid Cap Equity Fund will not lend any of their assets, except portfolio securities. This shall not prevent the purchase or holding of bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by their investment objective and policies or the declaration of trust.

         Louisiana Municipal Income Fund will not lend any assets except portfolio securities up to one-third of the value of its total assets. The Fund may acquire publicly or non-publicly issued municipal bonds or temporary investments or enter into repurchase agreements in accordance with its investment objective, policies, and limitations.

         Total Return Bond Fund will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements or other transactions which are permitted by the Fund's investment objective and policies.

     U.S. Government Income Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets.

         Cash Reserve Fund will not lend any of its assets, except that it may purchase or hold money market instruments, including repurchase agreements and variable amount demand master notes, permitted by its investment objective and policies.

     U.S. Treasury Money Market Fund will not lend any of its assets, except that it may purchase or hold U.S. Treasury obligations, permitted by its investment objective, policies and limitations or the declaration of trust."

         The Funds' fundamental policies explicitly permit the Funds to lend their portfolio securities. Securities lending is a practice that has become common in the mutual fund industry and involves the temporary loan of portfolio securities to parties who use the securities for the settlement of securities transactions. The collateral delivered to a Fund in connection with such a transaction is then invested to provide the Fund with additional income it might not otherwise have.

         Securities lending involves certain risks if the borrower fails to return the securities. However, management believes that with appropriate controls, such as 100% or greater collateralization of the loan and regular monitoring of the creditworthiness of the counterparty, the ability to engage in securities lending does not materially increase the risks to which a Fund currently is subject. In addition, securities on loan cannot generally be sold until the term of the loan is over. Upon approval of the Funds' shareholders, the fundamental investment policy governing lending assets will state:

         "A Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



        PROPOSAL 2(g): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' (EXCEPT U.S. TREASURY MONEY MARKET FUND) FUNDAMENTAL INVESTMENT
                 POLICIES REGARDING BUYING SECURITIES ON MARGIN



         The Funds are not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Funds' existing fundamental policies be replaced with a non-fundamental restriction. The Funds' current policies provide:

         "Capital Appreciation Fund and Mid Cap Equity Fund will not purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         Louisiana Municipal Income Fund will not sell securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

         Total Return Bond Fund and U.S. Government Income Fund will not sell securities short or purchase any securities on margin but may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. The deposit or payment by a Fund of initial or variation margin in connection with financial futures contracts or related options transactions is not considered the purchase of a security on margin.

         Cash Reserve Fund will not sell any money market instruments short or purchase any money market instruments on margin but may obtain such short-term credits as may be necessary for clearance of purchases and sales of money market instruments."

         The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction. Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Funds would become subject to the following non-fundamental policy:

         "A Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities."

         This does not constitute a substantive change in the Funds' policies. Rather, it reflects a restatement and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL 2(h): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUNDS' (EXCEPT U.S. TREASURY MONEY MARKET FUND) FUNDAMENTAL INVESTMENT
                        POLICY REGARDING PLEDGING ASSETS

         The Funds are not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize a Fund's flexibility in this area, the Board of the Trustees believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

         "Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, and Cash Reserve Fund will not mortgage, pledge, or hypothecate securities, except to secure permissible borrowings. In those cases, a Fund may pledge assets having a value of 15% of its assets taken at cost.

         Total Return Bond Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In those cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 10% of the value of total assets at the time of the borrowing.

         U.S. Government Income Fund will not mortgage, pledge, or hypothecate any assets except to secure permitted borrowings. In these cases, it may pledge assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets as the time of the borrowing.

         Neither the deposit of underlying securities and other assets in escrow in connection with the writing of put or call options on U.S. government securities nor margin deposits for the purchase and sale of financial futures contracts and related options are deemed to be a pledge."

         The Board does not expect this change to have a material impact on the Funds' operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. While the Trust is proposing to eliminate the percentage limitation on the amount of Fund assets that can be pledged, the Funds do not presently intend to exceed their existing limitations.

         Upon the approval of the elimination of the existing fundamental policies on pledging assets, the Funds would become subject to the following non-fundamental policy:

         "A Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL



 PROPOSAL 2(i): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, LOUISIANA MUNICIPAL
             INCOME FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                       INVESTING IN RESTRICTED SECURITIES



         The Louisiana Municipal Income Fund is currently subject to a fundamental investment policy regarding investing in restricted securities that states:

         "Louisiana Municipal Income Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under the Securities Act of 1933."

This policy was adopted because historically, restricted securities were viewed as illiquid since they could not be sold within seven days. Investment companies, such as the Trust, are required to meet a shareholder's redemption request at the current net asset value within seven days of receiving the request for redemption. In order to do this, some portion of the securities in the Fund's portfolio must be "liquid" so that the securities can be sold in sufficient time to obtain the necessary cash to meet redemption requests. It is important to note that many restricted securities are, in fact, quite liquid, and can be purchased without jeopardizing the liquidity of the Fund's portfolio.

         Certain state securities regulators previously required mutual funds to have a fundamental policy limiting investment in restricted securities. Since the enactment of NSMIA, states no longer have such jurisdiction. Furthermore, rules adopted by the Commission have substantially increased the number of restricted securities that can now be considered liquid and, in addition, have given to the Trustees the ability to determine, under specific guidelines, that a security is liquid. The Trustees may delegate this duty to the investment adviser provided the investment adviser's determination of liquidity is made in accordance with the guidelines established and monitored by the Trustees.

         The Fund's current investment policy prevents the Fund from acquiring a restricted security that may be viewed by the adviser as liquid, other than
Section 4(2) commercial paper. If this proposal is approved, the Fund will be able to invest to an unlimited extent in restricted securities as long as they meet the Trustees' guidelines for liquidity. If a restricted security is determined not to be liquid, the purchase of that security, together with other illiquid securities, may not exceed 15% (10% in the case of the money market funds) of a Fund's net assets in accordance with the Funds' current policies on investing in illiquid securities. Upon shareholder approval, the Fund's operating policy on restricted securities would read substantially as follows:

         "A Fund may invest in restricted securities. Restricted securities are any securities in which the Funds may invest pursuant to its investment objective and policies but which are subject to restrictions on resale under federal securities law. Under criteria established by the Trustees certain restricted securities are determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Funds will limit their purchase, together with other illiquid securities, to 15% (10% in the case of the money market funds) of their net assets."


         If shareholders do not approve the removal of the policy on restricted securities, Louisiana Municipal Income Fund will continue to invest no more than 10% of the value of its total assets in restricted securities of any kind, except Section 4(2) commercial paper.



               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

    PROPOSAL 2(j): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, CASH RESERVE FUND'S
               FUNDAMENTAL INVESTMENT POLICY REGARDING ACQUIRING
                                   SECURITIES

The Fund's current policy prohibits the acquisition of the securities of any issuer, including other investment companies, for the purpose of exercising control or management. The policy reads as follows:

     "Cash Reserve Fund will not acquire the voting securities of any issuer. It will not invest in securities issued by any other investment company. It will not invest in securities of a company for the purpose of exercising control or management."


"Control" is defined as owning 25% or more of the voting securities of an issuer. A controlling ownership is likely to have an effect on the outcome of any shareholder voting on changes related to the operation of the issuing company.

         When the Fund adopted this investment policy, it was required to be fundamental by certain state securities regulators. Since NSMIA, those requirements no longer apply. By making the policy a non-fundamental operating policy, the Trustees will have maximum flexibility to make changes in the policy to benefit the Fund and its shareholders without the expense and delay of holding a shareholder meeting.

         If approved by shareholders, it is the intention of the Board to revise the language of the proposed operating policy to eliminate the sentence prohibiting investment in the securities of other investment companies. This prohibition has no relationship to the Fund's policy on investing for control, either in its fundamental form or in the form of the proposed operating policy. When revised, the policy would continue to prohibit the Fund from investing in an issuer for the purpose of exercising control. The Fund does not currently anticipate that it would employ investment techniques the objective of which will be to exercise control of the management of a company.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                PROPOSAL 3: ELIMINATION OF CERTAIN OF THE FUNDS'
                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL 3(a): TO REMOVE THE FUNDS' FUNDAMENTAL INVESTMENT
                       POLICY ON SELLING SECURITIES SHORT

         The Funds are not required to have a fundamental restriction with respect to short sales of securities. To maximize the Funds' flexibility in this area, the Board believes that the Funds' restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts the legal requirement. Notwithstanding the elimination of this fundamental restriction, the Funds expect to continue not to engage in short sales of securities, except to the extent that a Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval of Proposal 3(a), the existing fundamental restriction on selling securities short for the Funds will be eliminated.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


    PROPOSAL 3(b): TO REMOVE CAPITAL APPRECIATION FUND'S, LOUISIANA MUNICIPAL
              FUND'S AND U.S. GOVERNMENT INCOME FUND'S FUNDAMENTAL
                             INVESTMENT POLICIES ON
                       INVESTING IN OIL, GAS, AND MINERALS

         The Trustees are recommending that the Funds' current investment policies respecting investment in oil, gas, and minerals be revised by deleting the following:

         "Capital Appreciation Fund and Louisiana Municipal Income Fund will not invest in interests in oil, gas, or other mineral exploration or development programs, other than debentures or equity stock interests.

     U.S. Government Income Fund will not purchase or sell oil, gas, or other mineral exploration or development programs."

         Upon the approval of Proposal 3(b), the existing fundamental restriction on investing in oil, gas, and minerals for the above-referenced Funds will be eliminated.


               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL


                           INFORMATION ABOUT THE TRUST

Proxies, Quorum and Voting at the Meeting

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. Each share of each Fund is entitled to one vote with respect to matters impacting that Fund or the Trust generally. Fractional shares are entitled to proportionate shares of one vote. Under both the 1940 Act and the Trust's Declaration of Trust, the favorable vote of a "majority of the outstanding voting shares" of the Funds means: (a) the holders of 67% or more of the outstanding voting securities present at the Meeting, if the holders of 50% or more of the outstanding voting securities of the Funds are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less. The favorable vote of a majority of the outstanding voting shares of the Funds is required to approve each of the Proposals, except the election of Trustees and the ratification of the selection of the Auditors which shall be decided by a plurality of the votes cast.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of more than fifty percent of the total number of outstanding shares of each class of the Funds entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a plurality of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote AGAINST any such adjournment those proxies which they are required to vote against the proposal and will vote in FAVOR of the adjournment other proxies which they are authorized to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.



Share Ownership
Officers and Trustees of the Trust own less than 1% of the Funds' outstanding shares.

At the close of business on the Record Date, the following persons owned, to the knowledge of management, more than 5% of the outstanding shares of the Funds: to come after the record date

Trustee Compensation

                                        AGGREGATE
NAME ,                                  COMPENSATION
POSITION WITH                           FROM
Trust                                   the Trust*+

Edward C. Gonzales                      $0
President, Treasurer and Trustee
Robert L. di Benedetto,                 $12,000
Trustee
James A. Gayle, Sr.,                    $12,000
Trustee
J. Gordon Reische,                      $12,000
Trustee

*Information is furnished for the fiscal year ended August 31, 1998. The Trust is the only investment company in the complex.

     +The aggregate compensation is provided for the Trust which is comprised of 7 portfolios.

Officers of the Trust

Officers and Trustees are listed with their addresses, principal occupations, and present positions, including any affiliation with Hibernia National Bank, Hibernia Corporation, Federated Investors, Inc., Federated Securities Corp., and Federated Administrative Services.


Edward C. Gonzales*+
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

President, Treasurer, and Trustee

Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

Robert L. diBenedetto, M.D.
781 Colonial Drive
Baton Rouge, LA
Birthdate:  April 14, 1928

Trustee

Gynecologist; President/CEO, Louisiana Medical Mutual Insurance Company; Chairman of Board of Directors and Medical Director, LAMMICOPractice Management, L.L.C.; Medical Director Emeritus, Women's Hospital.

James A. Gayle, Sr.
613 Turtle Creek Drive
Shreveport, LA
Birthdate: September 27, 1923

Trustee

Vice President of Government Affairs and Community Development and Director, Shreveport Chamber of Commerce; Director, Louisiana Forestry Association; Director, Anthony Forest Products Company, Inc.; Retired from International Paper Company in August 1985.
J. Gordon Reische +
20 Dogwood Drive
Covington, LA
Birthdate: September 11, 1931

Trustee

Retired Managing Partner, New Orleans office, KPMG - Peat Marwick.

Jeffrey W. Sterling
Federated Investors Tower
Pittsburgh, PA
Birthdate:  February 5, 1947

Vice President and Assistant Treasurer

Vice President and Director, Private Label Management, Federated Administrative
 Services.

Peter J. Germain
Federated Investors Tower
Pittsburgh, PA
Birthdate:  September 3, 1959

Secretary

Senior Vice President and Director, Mutual Fund Services Division, Federated Services Company; Formerly Senior Corporate Counsel, Federated Investors (1992-1997).

*This Trustee is deemed to be an "interested person" of the Fund or Hibernia Funds as defined in the Investment Company Act of 1940.

+Members of Hibernia Funds' Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board of Trustees between meetings of the Board.

         Other than its Executive Committee, the Trust has one Board committee, the Audit Committee. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Trust's procedures for internal auditing, and reviewing the Trust's system of internal accounting controls.

         Messrs. DiBenedetto, Gayle, and Reische serve on the Audit Committee. These Trustees are not interested Trustees of the Trust. During the fiscal year ended August 31, 1998, there was one meeting of the Audit Committee. All of the members of the Audit Committee were present for the meeting.


          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Trust is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Hibernia Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7010, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Trust.


 SHAREHOLDERS                                   ARE REQUESTED TO COMPLETE, DATE
                                                AND SIGN THE ENCLOSED PROXY CARD
                                                AND RETURN IT IN THE ENCLOSED
                                                ENVELOPE, WHICH NEEDS NO POSTAGE
                                                IF MAILED IN THE UNITED STATES.

                                              By Order of the Board of Trustees,

                                                                Peter J. Germain
                                                                       Secretary

August 27, 1999

                                                            HIBERNIA FUNDS

Investment Adviser

HIBERNIA NATIONAL BANK
Attention: Hibernia Funds
P.O. Box 61540
New Orleans, Louisiana 70161

Distributor

FEDERATED SECURITIES CORP.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, Pennsylvania 15222-3779

Administrator

FEDERATED SERVICES COMPANY

Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779



















Cusip 428661102 Cusip 428661201 Cusip 428661508 Cusip 428661607 Cusip 428661706
Cusip 428661805 Cusip 428661888 Cusip 428661300 Cusip 428661409 Cusip 428661870


G01034-11 (8/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA CAPITAL APPRECIATION FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 p.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a) To amend the Fund's fundamental investment policy regarding diversification.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(i)      [OMITTED]
(j)      (OMITTED]
                     (3) To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To remove the Fund's fundamental investment policy on investing in oil, gas, and minerals.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

                                                  YOUR VOTE IS
                                                  IMPORTANT Please
                                                  complete, sign and
                                                  return this card
                                                  as soon as
                                                  possible.



                                                  Dated


                                                  Signature


                                                  Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA LOUISIANA MUNICIPAL INCOME FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O', or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      OMITTED

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                                FOR                  [   ]
                                AGAINST              [   ]
                                ABSTAIN              [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                                FOR                  [   ]
                                AGAINST              [   ]
                                ABSTAIN              [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                                FOR                  [   ]
                                AGAINST              [   ]
                                ABSTAIN              [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                                FOR                  [   ]
                                AGAINST              [   ]
                                ABSTAIN              [   ]

(i) To amend, and to make non-fundamental, the Louisiana Municipal Income Fund's fundamental investment policy regarding investing in restricted securities.
                                FOR                  [   ]
                                AGAINST              [   ]
                                ABSTAIN              [   ]

(j)      [OMITTTED}

                     (3) To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To remove the Fund's fundamental investment policy on investing in oil, gas, and minerals.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                   YOUR VOTE IS
                                                   IMPORTANT Please
                                                   complete, sign and
                                                   return this card
                                                   as soon as
                                                   possible.



                                                   Dated


                                                   Signature


                                                   Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA MID CAP EQUITY FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      To amend the Fund's fundamental investment policy regarding diversification.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(i)      [OMITTED]

(j)       [OMITTED]


                      (3) To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b)      [OMITTED]



                                                    YOUR VOTE IS
                                                    IMPORTANT Please
                                                    complete, sign and
                                                    return this card
                                                    as soon as
                                                    possible.



                                                    Dated


                                                    Signature


                                                    Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA TOTAL RETURN BOND FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      To amend the Fund's fundamental investment policy regarding diversification.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(i)      [OMITTED]

(j)      [OMITTED]

                     (3) To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b)      [OMITTED]

                                                YOUR VOTE IS
                                                IMPORTANT Please
                                                complete, sign and
                                                return this card
                                                as soon as
                                                possible.



                                                Dated


                                                Signature


                                                Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA U.S. GOVERNMENT INCOME FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.



Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      To amend the Fund's fundamental investment policy regarding diversification.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(i)        [OMITTED]

(j)       [OMITTED]

         To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                FOR                  [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(b) To remove the Fund's fundamental investment policy on investing in oil, gas, and minerals.

                               FOR          [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]
                                                     YOUR VOTE IS
                                                     IMPORTANT Please
                                                     complete, sign and
                                                     return this card
                                                     as soon as
                                                     possible.



                                                     Dated


                                                     Signature


                                                     Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA CASH RESERVE FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      To amend the Fund's fundamental investment policy regarding diversification.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(g) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(h) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding pledging assets.
                               FOR                   [   ]
                               AGAINST               [   ]
                               ABSTAIN               [   ]

(i)      [OMITTED]

(j) To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding acquiring securities.

                     (4) To eliminate certain of the Fund's fundamental investment policies:

(a) To remove the Fund's fundamental investment policy on selling securities short.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b)      [OMITTED]

                                                   YOUR VOTE IS
                                                   IMPORTANT Please
                                                   complete, sign and
                                                   return this card
                                                   as soon as
                                                   possible.



                                                   Dated


                                                   Signature


                                                   Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of HIBERNIA U.S. TREASURY MONEY MARKET FUND (the "FUND"), A PORTFOLIO OF HIBERNIA FUNDS (the "TRUST"), hereby appoint Timothy S. Johnson, Patricia F. Conner, Marie M. Hamm, Susan K. Maroni, and Leanne C. O'Brien, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held on September 13, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, 15237-7010, at 10:00 a.m. and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting or any adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF HIBERNIA FUNDS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Trustees of the Trust

                                    FOR                       [   ]

Proposal 1        To elect Edward C. Gonzales and Arthur Rhew Dooley, Jr. as
Trustees of the Trust
                                    FOR                       [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    VOTE FOR ALL
                                    EXCEPT           [   ]


                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "VOTE FOR ALL EXCEPT" box and strike a line through the name of the nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2 To approve changes to the Fund's fundamental investment policies:

(a)      To amend the Fund's fundamental investment policy regarding diversification.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities.

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(c) To amend the Fund's fundamental investment policy regarding investments in real estate.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(d) To amend the Fund's fundamental investment policy regarding investing in commodities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(e) To amend the Fund's fundamental investment policy regarding underwriting securities.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(f) To amend the Fund's fundamental investment policy regarding lending by the Fund.
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

(g)      [OMITTED]

(h)      [OMITTED]

(i)      [OMITTED]


                     (4) To eliminate certain of the Fund's fundamental investment policies:

(a)      [OMITTED]

(b)      [OMITTED]

                                               YOUR VOTE IS
                                               IMPORTANT Please
                                               complete, sign and
                                               return this card
                                               as soon as
                                               possible.



                                               Dated


                                               Signature


                                               Signature (Joint Owners)


Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.